UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 1, 2024
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MONDELĒZ INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
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Virginia (State or other jurisdiction of incorporation)	1-16483 (Commission File Number)	52-2284372 (I.R.S. Employer Identification Number)
905 West Fulton Market, Suite 200, Chicago, IL 60607
(Address of principal executive offices, including zip code)
(847) 943-4000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, no par value	MDLZ	The Nasdaq Global Select Market
1.625% Notes due 2027	MDLZ27	The Nasdaq Stock Market LLC
0.250% Notes due 2028	MDLZ28	The Nasdaq Stock Market LLC
0.750% Notes due 2033	MDLZ33	The Nasdaq Stock Market LLC
2.375% Notes due 2035	MDLZ35	The Nasdaq Stock Market LLC
4.500% Notes due 2035	MDLZ35A	The Nasdaq Stock Market LLC
1.375% Notes due 2041	MDLZ41	The Nasdaq Stock Market LLC
3.875% Notes due 2045	MDLZ45	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 1, 2024, we increased the size of the Mondelēz International Board of Directors (the “Board”) from 10 to 11 members and appointed Brian J. McNamara to the Board. Mr. McNamara is currently Chief Executive Officer of Haleon plc (formerly GSK ConsumerHealthcare). Our Board appointed Mr. McNamara to serve as a member of the People and Compensation Committee and as a member of the Governance, Membership and Sustainability Committee. All of these actions are effective February 1, 2024.

The Board determined that Mr. McNamara is an “independent director” for purposes of the Nasdaq Stock Market Listing Rules.

Mr. McNamara will receive the same compensation and indemnification as our other non-employee directors. The compensation program is described in our Proxy Statement on Schedule 14A filed the SEC on April 6, 2023. The form of indemnification agreement is an exhibit to our Annual Report on Form 10-K filed with the SEC on February 3, 2023.

There are no transactions between Mr. McNamara and us that would be reportable under Item 404(a) of Regulation S-K. Mr. McNamara was not selected pursuant to any arrangement or understanding between him and any other person.

A copy of our press release regarding these events is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(d) The following exhibits are being filed with this Current Report on Form 8-K.

99.1	Mondelēz International, Inc. Press Release, dated February 2, 2024.
104	The cover page from Mondelēz International, Inc.’s Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Laura Stein
Name:	Laura Stein
Title:	Executive Vice President, Corporate & Legal Affairs, General Counsel and Corporate Secretary
Date: February 2, 2024

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